Exhibit 10.194

GCI HOLDINGS, INC.

ADD-ON TERM LOAN SUPPLEMENT NO. 3

ADD-ON TERM LOAN SUPPLEMENT NO. 3, dated as of July 31, 2012 to the Second Amended and Restated Credit and Guarantee Agreement, dated as of January 29, 2010, among GCI Holdings, Inc., GCI, Inc., the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the other Agents named therein.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1. Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower hereby submits this Add-on Term Loan Supplement to the Administrative Agent.

2. Each of the following Lenders (each a “Current Lender”) has been invited by the Borrower, and is ready, willing and able, to commit to make an Add-on Term Loan (collectively, the “Series 3 Add-on Term Loans”) in the following amount:

Name of Lender                                                                                     Add-on Term Loan Commitment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$10,000,000
COBANK, ACB	$20,000,000

3. Each of the following Persons (each a “Proposed Lender”) has been invited by the Borrower, and is ready, willing and able, to become a “Lender” and to commit to make an Add-on Term Loan in the amount of its Add-on Term Loan Commitment as follows:

Name of Person                                            Add-on Term Loan Commitment

N/A                                                         N/A

4. The Borrower hereby represents and warrants to each Credit Party including each Current Lender and each Proposed Lender, that, assuming the Administrative Agent executes and delivers this Add-on Term Loan Supplement, all of the conditions set forth in Section 2.1(b) of the Credit Agreement with respect hereto have been satisfied and the Borrower is in compliance with all of the terms of such Section.

5. Pursuant to Section 2.1(b) of the Credit Agreement, (a) each Current Lender’s Add-on Term Loan Commitment is in the amount set forth above next to its name, (b) each Proposed Lender is a party to the Credit Agreement and shall for all purposes of the Loan Documents be deemed a “Lender” having an Add-on Term Loan Commitment as set forth above next to its name, and (c) this Add-on Term Loan Supplement is an Effective Add-on Term Loan Supplement.

6. Add-on Term Loan Borrowing Date: July 31, 2012.

7. The Applicable Margin for the Series 3 Add-on Term Loans is set forth on Schedule I hereto.

8. The unpaid principal amount of the Series 3 Add-on Term Loans shall be payable in such amounts and on such dates, set forth on Schedule II hereto, provided that in no event shall the scheduled amortization of any such Series 3 Add-on Term Loan exceed 1% of the original principal amount of the Series 3 Add-on Term Loan per annum.

9. Attached hereto as Exhibit A is a form of promissory note that, pursuant to Section 2.8(d) of the Credit Agreement, shall be used in the event any Current Lender shall request that its Series 3 Add-on Term Loan be evidenced by a Note.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto duly executed this Add-on Term Loan Supplement as of the day and year first above written.

GCI HOLDINGS, INC.

By:	/s/ John M. Lowber
Name:	John M. Lowber
Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and as a Current Lender

By:	/s/ Amy Trapp
Name:	Amy Trapp
Title:	Managing Director

By:	/s/ Jeffrey A. Ferrell
Name:	Jeff Ferrell
Title:	Managing Director

COBANK, ACB, as a Current Lender

By:	/s/ Ted Koerner
Name:	Ted Koerner
Title:	Managing Director

ADD-ON TERM LOAN SUPPLEMENT NO. 3

SCHEDULE I

The Applicable Margin for the Series 3 Add-on Term Loans shall be 2.5% for Eurodollar Loans and 1.5% for ABR Loans.

SCHEDULE 1 TO ADD-ON TERM LOAN SUPPLEMENT NO. 3

SCHEDULE II

None, other than as provided in Section 2.6(a)(ii) of the Credit Agreement.

SCHEDULE II TO ADD-ON TERM LOAN SUPPLEMENT NO. 3

ADD-ON TERM LOAN SUPPLEMENT NO. 3 - EXHIBIT A

FORM OF SERIES 3 ADD-ON TERM LOAN NOTE

[Location of Execution]
[Date]

FOR VALUE RECEIVED, the undersigned, GCI HOLDINGS, INC., (the “Borrower”), hereby promises to pay to the order of [_______________] (the “Lender”) the unpaid principal amount of the Series 3 Add-on Term Loan, under and as such term is defined in Add-on Term Loan Supplement No. 3, dated as of July __, 2012, among the Borrower, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Credit Agricole”), as Administrative Agent (as defined below), [____________], as a Lender (“Supplement No. 3”), made by the Lender to the Borrower (the “Series 3 Add-on Term Loan”), in the amounts and at the times set forth in the Second Amended and Restated Credit and Guarantee Agreement, dated as of January 29, 2010, among the Borrower, GCI, Inc., the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Agricole, as administrative agent (Credit Agricole, in such capacity, the “Administrative Agent”), and the other Agents named therein (as the same may be amended, supplemented (including by Supplement No. 3) or otherwise modified from time to time, the “Credit Agreement”), and to pay interest from the date such Series 3 Add-on Term Loan was made on the principal balance of the Series 3 Add-on Term Loan from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at 1301 Avenue of the Americas, New York, New York, or at such other place as the Administrative Agent may specify to the Borrower in writing from time to time, in lawful money of the United States in immediately available funds.  Capitalized terms not otherwise defined herein but defined in the Credit Agreement are used herein with the same meanings.

The Series 3 Add-on Term Loan is prepayable in the amounts, and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Credit Agreement.  This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (i) the date of the Series 3 Add-on Term Loan, (ii) the Type and amount thereof, (iii) the interest rate (without regard to the Applicable Margin) and Interest Period applicable to each Eurodollar Loan with respect thereto and (iv) the date and amount of each conversion of, and each payment or prepayment of the principal of, the Series 3 Add-on Term Loan.  The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, provided that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Series  3 Add-on Term Loan in accordance with the terms of the Credit Agreement.

Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party.  The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents.  No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into in accordance with Section 10.2 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

The Borrower, and by accepting this Note, the Lender each hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment in respect thereof, and each party hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court.  Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

The Borrower, and by accepting this Note, the Lender, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof.  The Borrower, and by accepting this Note, the Lender, hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower, and by accepting this Note, the Lender, irrevocably consents to service of process in the manner provided for notices herein.  Nothing herein will affect the right of the Borrower or Lender to serve process in any other manner permitted by law.

The Borrower is personally obligated and fully liable for the amount due under the Note. The Lender has the right to sue on the Note and obtain a personal judgment against the Borrower for satisfaction of the amount due under the Note either before or after a judicial foreclosure of any mortgage or deed of trust under AS 09.45.170 - 09.45.220.

THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.  THE BORROWER AND BY ACCEPTING THIS NOTE, THE LENDER, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR, TO ITS KNOWLEDGE, OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE OTHER PARTY HAS BEEN INDUCED TO EXECUTE OR ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[SIGNATURE PAGE FOLLOWS]

GCI HOLDINGS, INC.

By:
Name:
Title:

SERIES 3 ADD-ON TERM LOAN NOTE

SCHEDULE TO NOTE

Date	Type of Series 3 Add-on Term Loan	Amount of Series 3 Add-on Term Loan	Amount of principal converted, paid or prepaid	Interest Rate on Eurodollar Loans	Interest Period for Eurodollar Loans	Notation Made By